                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  MAY 14, 2003
                Date of Report (Date of earliest event reported)

                         Commission file number 1-10841

                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)

             DELAWARE                                            86-0572343
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)

15110 N. DALLAS PARKWAY, SUITE 600
           DALLAS, TEXAS                                          75248
(Address of principal executive offices)                        (Zip code)

                                 (972) 789-7000
              (Registrant's telephone number, including area code)

                                      NONE
(Former name, former address and former fiscal year, if changed since last report)

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CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                             I.R.S. EMPLOYER    JURISDICTION
                                                              COMMISSION     IDENTIFICATION          OF
NAME                                                           FILE NO.           NO.              INCORP.
----                                                           --------           ---              -------
Atlantic Greyhound Lines of Virginia, Inc.                   333-27267-01       58-0869571        Virginia

GLI Holding Company                                          333-27267-04       75-2146309        Delaware

Greyhound de Mexico, S.A. de C.V.                            333-27267-05          None           Republic of
                                                                                                  Mexico

Sistema Internacional de Transporte de Autobuses,            333-27267-08       75-2548617        Delaware
Inc.
802 Commerce Street, 3rd Floor
Dallas, Texas 75201
(214) 849-8616

Texas, New Mexico & Oklahoma Coaches, Inc.                   333-27267-10       75-0605295        Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                      333-27267-11       75-1188694        Texas
(Same as Texas, New Mexico & Oklahoma
Coaches, Inc.)

Vermont Transit Co., Inc.                                    333-27267-12       03-0164980        Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671

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                     GREYHOUND LINES, INC. AND SUBSIDIARIES

ITEM 5.      OTHER EVENTS

Greyhound Lines, Inc. ("Greyhound") files herewith as an exhibit a copy of its amended and restated revolving credit facility entered into as of May 14, 2003. See Greyhound's Form 10-Q filed May 15, 2003 for additional information concerning this agreement.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

     (c)     EXHIBITS

10.1 Amended and Restated Loan and Security Agreement among Greyhound Lines, Inc., as Borrower, the Financial Institutions named as lenders, and Foothill Capital Corporation as Agent dated as of May 14, 2003.

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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 21, 2003

                       GREYHOUND LINES, INC.

                       By: /s/ Jeffrey W. Sanders
                           -----------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       ATLANTIC GREYHOUND LINES OF
                       VIRGINIA, INC.

                       By: /s/ Jeffrey W. Sanders
                           -----------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       GLI HOLDING COMPANY

                       By: /s/ Jeffrey W. Sanders
                           -----------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       GREYHOUND de MEXICO, S.A. de C.V.

                       By: /s/ Cheryl W. Farmer
                           -----------------------------------------------
                               Cheryl W. Farmer
                               Examiner

                       SISTEMA INTERNACIONAL de TRANSPORTE de AUTOBUSES, INC.

                       By: /s/ Cheryl W. Farmer
                           ------------------------------------------------
                               Cheryl W. Farmer
                               Senior Vice President and Chief Financial Officer

                       TEXAS, NEW MEXICO & OKLAHOMA
                       COACHES, INC.

                       By: /s/ Jeffrey W. Sanders
                           -----------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       T.N.M. & O. TOURS, INC.

                       By: /s/ Jeffrey W. Sanders
                           -----------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       VERMONT TRANSIT CO., INC.

                       By: /s/ Jeffrey W. Sanders
                           -----------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

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